Exhibit 99.1

10990 Roe Avenue Overland Park, KS 66211 Phone 913 696 6100 Fax 913 696 6116 News Release

November 5, 2010

YRC Worldwide Reports Third Quarter Results

•	YRC National Tonnage up 1.2% and YRC Regional up 2.1% from Second Quarter 2010

•	Achieved Significant Progress on Comprehensive Recovery Plan

OVERLAND PARK, KAN. — YRC Worldwide Inc. (NASDAQ: YRCW) today reported its third quarter 2010 results. For the third quarter ending September 30, 2010, the company announced a net loss of $62 million and a $1.33 loss per share on average outstanding diluted shares of 46.5 million. As a comparison, the company reported a net loss of $159 million and a $66.66 loss per share in the third quarter of 2009 with average outstanding diluted shares of 2.4 million. The numbers of shares and the per share amounts for all periods presented within this release reflect the 1:25 reverse stock split which was effective on October 1, 2010.

“We are pleased with the continued support of our customers and our employees who remain focused on delivering results,” stated Bill Zollars, Chairman, President and CEO of YRC Worldwide. “We have achieved significant progress on our comprehensive recovery plan with the ratification of our new labor contract and the renewal of our ABS facility.”

For the third quarter of 2010, the company reported positive cash flow from operating activities of $5 million which included positive adjusted EBITDA which was in excess of working capital requirements, cash interest and restructuring professional fees. Adjusted EBITDA is a non-GAAP measure that reflects the company’s earnings before interest, taxes, depreciation, and amortization expense, and further adjusted for letter of credit fees, equity-based compensation expense, net gains or losses on property disposals and certain other items, including restructuring professional fees and results of permitted dispositions and discontinued operations as defined in the company’s credit agreement.

During the third quarter of 2010, the company issued $20.2 million in 6% notes and used the proceeds to retire approximately $20 million of 5% notes. The company repaid $25 million in borrowings under its asset-backed securitization (‘ABS’) facility, sold excess property of $36 million and entered into $3 million of new sale and financing leasebacks during the quarter. In addition, the company closed on the previously announced $38.7 million sale of the majority of its YRC Logistics business and used the net proceeds to pay down borrowings under the credit agreement. During 2010, the company has reduced its total debt by $73 million.

At September 30, 2010, the company reported cash and cash equivalents of $115 million, unrestricted revolver availability of $46 million and unused restricted revolver reserves of $123 million, subject to the terms of the company’s credit agreement, for a total of $284 million.

“We continue to effectively manage our working capital, reduce debt and improve our cash flow, as demonstrated by the significant sequential improvement in our cash flow from operating activities from second quarter to third quarter,” stated Sheila Taylor, Executive Vice President and CFO of YRC Worldwide.

As previously announced, during October 2010, the company renewed its ABS facility at $325 million through October 19, 2011.

Key Segment Information

Third quarter 2010 compared to the third quarter of 2009:

•	YRC National Transportation: tons per day down 13.0% and shipments per day down 12.2%; revenue per hundredweight up 2.8% and revenue per shipment up 1.9%.

•	YRC Regional Transportation: tons per day up 8.9% and shipments per day up 2.5%; revenue per hundredweight down 2.5% and revenue per shipment up 3.7%.

Third quarter 2010 compared to the second quarter of 2010:

•	YRC National Transportation: tons per day up 1.2% and shipments per day up 1.6%; revenue per hundredweight up 0.3% and revenue per shipment down 0.1%.

•	YRC Regional Transportation: tons per day up 2.1% and shipments per day up 1.8%; revenue per hundredweight up 0.1% and revenue per shipment up 0.5%.

Outlook

“With our continued operating momentum we expect to achieve positive adjusted EBITDA and be well within our credit agreement financial covenants in the fourth quarter of 2010,” stated Taylor. “We are in discussions with appropriate stakeholders to complete the next steps of our comprehensive recovery plan and feel good about our progress.”

In addition, the company has the following expectations for full year 2010:

•	Gross capital expenditures in the range of $20 million to $30 million

•	Excess property sales in the range of $70 million to $80 million

•	Sale and financing leasebacks of approximately $50 million

•	Effective income tax rate for continuing operations of approximately 3%

Review of Financial Results

YRC Worldwide Inc. will host a conference call for the investment analyst community today, Friday November 5, 2010, beginning at 9:30am ET, 8:30am CT. The conference call will be open to listeners via the YRC Worldwide Internet site yrcw.com. An audio playback will be available after the call also via the YRC Worldwide web site.

Certain Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP measure that reflects the company’s earnings before interest, taxes, depreciation, and amortization expense, and further adjusted for letter of credit fees, equity-based compensation expense, net gains or losses on property disposals and certain other items, including restructuring professional fees and results of permitted dispositions and discontinued operations as defined in the company’s credit agreement. Adjusted EBITDA is used for internal management purposes as a financial measure that reflects the company’s core operating performance. In addition, management uses adjusted EBITDA to measure compliance with financial covenants in the company’s credit agreement. However, this financial measure should not be construed as a better measurement than operating income, operating cash flow or earnings per share, as defined by generally accepted accounting principles.

Adjusted EBITDA has the following limitations:

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our outstanding debt;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for such replacements;

•

Equity based compensation is an element of our long-term incentive compensation program, although adjusted EBITDA excludes it as an expense when presenting our ongoing operating performance for a particular period; and

•	Other companies in our industry may calculate adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, adjusted EBITDA should not be considered a substitute for performance measures calculated in accordance with GAAP.

*    *    *    *    *

Forward-Looking Statements:

This news release and statements made on the conference call for shareholders and the investment community contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “continue,” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (among others) our ability to generate sufficient cash flows and liquidity to fund operations, which raises substantial doubt about our ability to continue as a going concern, inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation) the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the SEC.

The company’s expectations regarding future asset dispositions and sale and financing leasebacks of real estate are only its expectations regarding these matters. Actual dispositions and sale and financing leasebacks will be determined by the availability of capital and willing buyers and counterparties in the market and the outcome of discussions to enter into and close any such transactions on negotiated terms and conditions, including (without limitation) usual and ordinary closing conditions such as favorable title reports or opinions and favorable environmental assessments of specific properties.

The company’s expectations regarding liquidity, working capital and cash flow are only its expectations regarding these matters. Actual liquidity, working capital and cash flow will depend upon (among other things) the company’s operating results, the timing of its receipts and disbursements, the company’s access to credit facilities or credit markets, the company’s ability to continue to defer interest and fees under the company’s credit agreement and ABS facility and interest and principal under the company’s contribution deferral agreement, the continuation of the wage, benefit and work rule concessions under the company’s modified labor agreement and temporary cessation of pension contributions, and the factors identified in the preceding paragraphs.

The company’s expectations regarding its capital expenditures are only its expectations regarding this matter. Actual expenditures could differ materially based on a number of factors, including (among others) the factors identified in the preceding paragraphs.

The company’s expectations regarding its compliance with its credit agreement covenants are only its expectations regarding these matters. Whether the company satisfies the covenants under its credit agreement is subject to a number of factors, including (among others) the factors identified in the preceding paragraphs.

The company’s expectations regarding its effective tax rate are only its expectations regarding this rate. The actual rate could differ materially based on a number of factors, including (among others) variances in pre-tax earnings on both a consolidated and business unit basis, variance in pre-tax earnings by jurisdiction, impacts on our business from the factors described above, variances in estimates on non-deductible expenses, tax authority audit adjustments, change in tax rates and availability of tax credits.

The company’s expectations regarding its ability to complete its comprehensive recovery plan are only its expectations regarding these matters. Whether the company is able to complete its comprehensive recovery plan is dependent upon a number of factors including (among others) the company reaching agreement with its stakeholders and interested investors and closing transactions on negotiated terms and conditions, including (without limitation) any closing conditions that the company’s stakeholders and investors may require.

*    *    *    *    *

About YRC Worldwide

YRC Worldwide Inc., a Fortune 500 company headquartered in Overland Park, Kan., is a leading provider of transportation and global logistics services. It is the holding company for a portfolio of successful brands including YRC, YRC Reimer, YRC Glen Moore, Reddaway, Holland and New Penn, and provides China-based services through its Jiayu and JHJ joint ventures. YRC Worldwide has the largest, most comprehensive network in North America with local, regional, national and international capabilities. Through its team of experienced service professionals, YRC Worldwide offers industry-leading expertise in heavyweight shipments and flexible supply chain solutions, ensuring customers can ship industrial, commercial and retail goods with confidence. Please visit www.yrcw.com for more information.

Investor Contact:	Paul Liljegren
913-696-6108
paul.liljegren@yrcw.com

Media Contact:	Suzanne Dawson
Linden, Alschuler & Kaplan
212-329-1420
sdawson@lakpr.com

Web site: www.yrcw.com

Follow YRC Worldwide on Twitter: http://twitter.com/yrcworldwide

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands)

(Unaudited)

	Three Months		Nine Months
For the Three and Nine Months Ended September 30	2010	2009	2010	2009
Operating revenue	$1,136,836	$1,203,977	$3,243,081	$3,820,916
Operating Ratio, as adjusted	101.7%	110.5%	105.5%	120.4%

Reconciliation of operating loss to adjusted EBITDA:
Operating loss	$(18,836)	$(126,648)	$(203,726)	$(799,556)
Union equity awards	—	—	24,995	20,639

Operating loss, as adjusted	(18,836)	(126,648)	(178,731)	(778,917)

(Gains) losses on property disposals, net	(3,429)	(11,138)	3,183	(10,579)
Impairment charges	—	—	5,281	—
Depreciation and amortization	49,785	58,346	150,491	181,173
Equity based compensation expense	2,211	2,032	5,545	8,147
Letter of credit expense	8,321	8,838	24,943	23,301
Restructuring professional fees	6,594	n/a	15,936	n/a
Reimer Finance Co. dissolution (foreign exchange)	n/a	n/a	5,540	n/a
Other nonoperating, net	(312)	(2,018)	1,029	(4,495)

Adjusted EBITDA	$44,334	$(70,588)	$33,217	$(581,370)

Operating Ratio, as adjusted is calculated as 100 minus the result of dividing operating income, as adjusted by operating revenue or plus the result of dividing operating loss, as adjusted by operating revenue, and expressed as a percentage.

Adjusted EBITDA by segment:
YRC National	$9,196	$(95,394)	$(44,945)	$(541,359)
YRC Regional	25,613	18,288	55,961	(62,255)
YRC Truckload	(39)	957	(328)	1,133
Corporate and other	9,564	5,561	22,529	21,111

Adjusted EBITDA	$44,334	$(70,588)	$33,217	$(581,370)

	Three Months ended March 31 2010	Three Months ended June 30 2010	Three Months ended September 30 2010	Nine Months ended September 30 2010
Reconciliation of Adjusted EBITDA to net cash from (used in) operating activities:
Adjusted EBITDA	$(51,034)	$39,917	$44,334	$33,217
Restructuring professional fees	n/a	(9,342)	(6,594)	(15,936)
Discontinued operations and permitted dispositions	(2,135)	(7,422)	1,347	(8,210)
Cash interest	(10,876)	(10,062)	(11,009)	(31,947)
Working capital cash flows, net	1,063	(47,869)	(22,678)	(69,484)

Net cash (used in) provided by operating activities before income taxes	(62,982)	(34,778)	5,400	(92,360)
Cash income tax (payments) refunds, net	81,272	2,016	(253)	83,035

Net cash (used in) provided by operating activities	$18,290	$(32,762)	$5,147	$(9,325)

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands)

(Unaudited)

	Three Months		Nine Months
For the Three and Nine Months Ended September 30	2010	2009	2010	2009
YRC National segment
Operating Revenue	$755,017	$849,304	$2,159,719	$2,745,652
Operating Ratio, as adjusted	102.9%	114.4%	107.2%	123.5%

Reconciliation of operating loss to adjusted EBITDA:
Operating loss	$(21,553)	$(122,042)	$(173,558)	$(661,290)
Union equity awards	—	—	18,795	16,071

Operating loss, as adjusted	(21,553)	(122,042)	(154,763)	(645,219)

(Gains) losses on property disposals, net	(2,404)	(10,997)	(102)	(11,387)
Impairment charges	—	—	3,281	—
Depreciation and amortization	26,799	31,492	80,628	97,054
Letter of credit expense	6,456	6,843	19,368	17,795
Reimer Finance Co. dissolution (foreign exchange)	n/a	n/a	5,540	n/a
Other nonoperating, net	(102)	(690)	1,103	398

Adjusted EBITDA	$9,196	$(95,394)	$(44,945)	$(541,359)

Adjusted EBITDA as % of operating revenue	1.2%	-11.2%	-2.1%	-19.7%

YRC Regional segment
Operating Revenue	$354,182	$338,777	$1,014,834	$1,031,800
Operating Ratio, as adjusted	97.6%	99.9%	100.3%	111.4%

Reconciliation of operating income (loss) to adjusted EBITDA:
Operating income (loss)	$8,590	$293	$(8,658)	$(122,178)
Union equity awards	—	—	6,089	4,568

Operating income (loss), as adjusted	8,590	293	(2,569)	(117,610)

(Gains) losses on property disposals, net	(1,086)	(188)	3,044	685
Impairment charges	—	—	2,000	—
Depreciation and amortization	15,960	16,489	47,890	49,869
Letter of credit expense	1,744	1,762	5,174	4,872
Other nonoperating, net	405	(68)	422	(71)

Adjusted EBITDA	$25,613	$18,288	$55,961	$(62,255)

Adjusted EBITDA as % of operating revenue	7.2%	5.4%	5.5%	-6.0%

Operating Ratio, as adjusted is calculated as 100 minus the result of dividing operating income, as adjusted by operating revenue or plus the result of dividing operating loss, as adjusted by operating revenue, and expressed as a percentage.

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands)

(Unaudited)

	Three Months		Nine Months
For the Three and Nine Months Ended September 30	2010	2009	2010	2009
YRC Truckload segment
Operating Revenue	$28,841	$29,949	$83,942	$83,470
Operating Ratio, as adjusted	107.8%	104.7%	108.6%	107.2%

Reconciliation of operating loss to adjusted EBITDA:
Operating loss	$(2,264)	$(1,416)	$(7,309)	$(6,033)
Union equity awards	—	—	111	—

Operating loss, as adjusted	(2,264)	(1,416)	(7,198)	(6,033)
(Gains) losses on property disposals, net	—	48	42	124
Depreciation and amortization	2,152	2,238	6,583	6,801
Letter of credit expense	72	87	244	241
Other nonoperating, net	1	—	1	—

Adjusted EBITDA	$(39)	$957	$(328)	$1,133

Adjusted EBITDA as % of operating revenue	-0.1%	3.2%	-0.4%	1.4%

Corporate and other segment

Reconciliation of operating loss to adjusted EBITDA:
Operating loss	$(3,609)	$(3,483)	$(14,201)	$(10,055)
Union equity awards	n/a	n/a	n/a	n/a

Operating loss, as adjusted	(3,609)	(3,483)	(14,201)	(10,055)
(Gains) losses on property disposals, net	61	(2)	199	(1)
Depreciation and amortization	4,874	8,126	15,390	27,449
Equity based compensation expense	2,211	2,032	5,545	8,147
Letter of credit expense	49	146	157	393
Restructuring professional fees	6,594	n/a	15,936	n/a
Other nonoperating, net	(616)	(1,258)	(497)	(4,822)

Adjusted EBITDA	$9,564	$5,561	$22,529	$21,111

Operating Ratio, as adjusted is calculated as 100 minus the result of dividing operating income, as adjusted by operating revenue or plus the result of dividing operating loss, as adjusted by operating revenue, and expressed as a percentage.

CONSOLIDATED BALANCE SHEETS

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands except per share data)

	September 30, 2010	December 31, 2009
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$114,944	$97,788
Accounts receivable, net	496,466	442,814
Prepaid expenses and other	180,342	242,640
Current assets of discontinued operations	—	75,578

Total current assets	791,752	858,820

PROPERTY AND EQUIPMENT:
Cost	3,290,814	3,529,583
Less - accumulated depreciation	1,683,168	1,708,371

Net property and equipment	1,607,646	1,821,212

OTHER ASSETS:
Intangibles, net	143,871	160,407
Other assets	129,801	170,176
Noncurrent assets of discontinued operations	—	21,459

Total assets	$2,673,070	$3,032,074

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$155,704	$154,671
Wages, vacations, and employees’ benefits	205,051	213,754
Other current and accrued liabilities	508,940	392,392
Current maturities of long-term debt	210,258	197,127
Current liabilities of discontinued operations	—	51,884

Total current liabilities	1,079,953	1,009,828

OTHER LIABILITIES:
Long-term debt, less current portion	850,052	935,782
Deferred income taxes, net	149,711	146,576
Pension and post retirement	352,224	351,861
Claims and other liabilities	362,784	419,883
Noncurrent liabilities of discontinued operations	—	954

SHAREHOLDERS’ EQUITY (DEFICIT):
Preferred stock, $1 par value per share	—	4,346
Common stock, $0.01 par value per share	476	40
Capital surplus	1,642,613	1,577,300
Accumulated deficit	(1,522,631)	(1,177,280)
Accumulated other comprehensive loss	(147,923)	(144,479)
Treasury stock, at cost (123 shares)	(92,737)	(92,737)

Total YRC Worldwide Inc. shareholders’ equity (deficit)	(120,202)	167,190

Non-controlling interest	(1,452)	—

Total shareholders’ equity (deficit)	(121,654)	167,190

Total liabilities and shareholders’ equity (deficit)	$2,673,070	$3,032,074

STATEMENTS OF CONSOLIDATED OPERATIONS

YRC Worldwide Inc. and Subsidiaries

For the Three and Nine Months Ended September 30

(Amounts in thousands except per share data)

(Unaudited)

	Three Months		Nine Months
	2010	2009	2010	2009
OPERATING REVENUE	$1,136,836	$1,203,977	$3,243,081	$3,820,916

OPERATING EXPENSES:
Salaries, wages and employees’ benefits	683,034	804,192	2,017,046	2,894,376
Equity based compensation expense	2,211	2,032	30,540	28,786
Operating expenses and supplies	235,222	274,402	716,011	895,022
Purchased transportation	122,882	128,392	337,784	381,404
Depreciation and amortization	49,785	58,346	150,491	181,173
Other operating expenses	65,967	74,399	186,471	250,290
(Gains) losses on property disposals, net	(3,429)	(11,138)	3,183	(10,579)
Impairment charges	—	—	5,281	—

Total operating expenses	1,155,672	1,330,625	3,446,807	4,620,472

OPERATING LOSS	(18,836)	(126,648)	(203,726)	(799,556)

NONOPERATING (INCOME) EXPENSES:
Interest expense	43,922	44,371	126,234	114,901
Equity investment impairment	—	—	12,338	30,374
Other, net	959	2,142	(3,832)	6,625

Nonoperating expenses, net	44,881	46,513	134,740	151,900

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(63,717)	(173,161)	(338,466)	(951,456)
INCOME TAX BENEFIT	(3,794)	(2,078)	(9,448)	(208,901)

NET LOSS FROM CONTINUING OPERATIONS	(59,923)	(171,083)	(329,018)	(742,555)
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(2,514)	12,347	(17,876)	1,000

NET LOSS	(62,437)	(158,736)	(346,894)	(741,555)
LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(696)	—	(1,543)	—

NET LOSS ATTRIBUTABLE TO YRC WORLDWIDE INC	$(61,741)	$(158,736)	$(345,351)	$(741,555)

AVERAGE SHARES OUTSTANDING-BASIC	46,530	2,381	36,930	2,379

AVERAGE SHARES OUTSTANDING-DILUTED	46,530	2,381	36,930	2,379

BASIC LOSS PER SHARE
LOSS FROM CONTINUING OPERATIONS	$(1.27)	$(71.84)	$(8.87)	$(312.13)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(0.06)	5.18	(0.48)	0.42

NET LOSS	$(1.33)	$(66.66)	$(9.35)	$(311.71)

DILUTED LOSS PER SHARE
LOSS FROM CONTINUING OPERATIONS	$(1.27)	$(71.84)	$(8.87)	$(312.13)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(0.06)	5.18	(0.48)	0.42

NET LOSS	$(1.33)	$(66.66)	$(9.35)	$(311.71)

AMOUNTS ATTRIBUTABLE TO YRC WORLDWIDE INC. COMMON SHAREHOLDERS:
LOSS FROM CONTINUING OPERATIONS, NET OF TAX	$(59,227)	$(171,083)	$(327,475)	$(742,555)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(2,514)	12,347	(17,876)	1,000

NET LOSS	$(61,741)	$(158,736)	$(345,351)	$(741,555)

STATEMENTS OF CONSOLIDATED CASH FLOWS

YRC Worldwide Inc. and Subsidiaries

For the Three and Nine Months Ended September 30

(Amounts in thousands)

(Unaudited)

	Three Months		Nine Months
	2010	2009	2010	2009
OPERATING ACTIVITIES:
Net loss	$(62,437)	$(158,736)	$(346,894)	$(741,555)
Noncash items included in net loss:
Depreciation and amortization	50,216	61,442	155,444	192,160
Equity based compensation expense	2,195	2,032	30,540	28,786
Impairment charges	—	—	17,619	30,374
Pension settlement charge	—	2,213	104	7,968
(Gains) losses on property disposals, net	(3,727)	(11,142)	4,583	(10,555)
Gain on sale of affiliate	(638)	—	(638)
Deferred income tax benefit, net	(4,179)	2,952	(9,963)	(196,134)
Amortization of deferred debt costs	13,008	7,995	35,697	18,488
Other noncash items	2,164	2,910	(2,537)	7,477
Changes in assets and liabilities, net:
Accounts receivable	(10,000)	21,188	(37,635)	188,164
Accounts payable	(21,032)	6,601	(3,367)	(75,669)
Other operating assets	(11,323)	73	74,538	67,768
Other operating liabilities	50,900	(9,852)	73,184	166,987

Net cash provided by (used in) operating activities	5,147	(72,324)	(9,325)	(315,741)

INVESTING ACTIVITIES:
Acquisition of property and equipment	(2,080)	(9,153)	(12,935)	(35,179)
Proceeds from disposal of property and equipment	35,562	68,477	71,343	106,010
Disposition of affiliate, net of cash sold	22,883	—	22,883
Other	—	3,660	5,223	3,462

Net cash provided by investing activities	56,365	62,984	86,514	74,293

FINANCING ACTIVITIES:
ABS borrowings (payments), net	(24,611)	(17,347)	(23,497)	40,695
Issuance of long-term debt	11,663	106,929	153,458	471,130
Repayment of long-term debt	(86,758)	(73,599)	(187,858)	(377,048)
Debt issuance costs	(3,145)	(8,381)	(12,713)	(55,907)
Equity issuance costs	—	—	(17,323)	—
Equity issuance proceeds	—	—	15,906	—
Stock issued in connection with the 6% Notes	11,994	—	11,994	—

Net cash (used in) provided by financing activities	(90,857)	7,602	(60,033)	78,870

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(29,345)	(1,738)	17,156	(162,578)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	144,289	164,509	97,788	325,349

CASH AND CASH EQUIVALENTS, END OF PERIOD	$114,944	$162,771	$114,944	$162,771

SUPPLEMENTAL CASH FLOW INFORMATION
Income tax refund, net	$(253)	$3,691	$83,035	$37,613
Pension contribution deferral transfer to debt	$—	$23,989	$4,361	$157,216
Lease financing transactions	$2,866	$20,929	$29,613	$305,080
Interest paid in stock for the 6% Notes	$2,007	$—	$2,007	$—

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

For the Three and Nine Months Ended September 30

(Amounts in thousands)

(Unaudited)

SEGMENT INFORMATION

	Three Months			Nine Months
	2010	2009	%	2010	2009	%
Operating revenue:
YRC National Transportation	$755,017	$849,304	(11.1)	$2,159,719	$2,745,652	(21.3)
YRC Regional Transportation	354,182	338,777	4.5	1,014,834	1,031,800	(1.6)
YRC Truckload	28,841	29,949	(3.7)	83,942	83,470	0.6
Eliminations and other	(1,204)	(14,053)		(15,414)	(40,006)

Consolidated	1,136,836	1,203,977	(5.6)	3,243,081	3,820,916	(15.1)

Operating income (loss):
YRC National Transportation	(21,553)	(122,042)		(173,558)	(661,290)
YRC Regional Transportation	8,590	293		(8,658)	(122,178)
YRC Truckload	(2,264)	(1,416)		(7,309)	(6,033)
Corporate and other	(3,609)	(3,483)		(14,201)	(10,055)

Consolidated	$(18,836)	$(126,648)		$(203,726)	$(799,556)

Operating ratio:
YRC National Transportation	102.9%	114.4%		108.0%	124.1%
YRC Regional Transportation	97.6%	99.9%		100.9%	111.8%
YRC Truckload	107.8%	104.7%		108.7%	107.2%
Consolidated	101.7%	110.5%		106.3%	120.9%

(Gains) losses on property disposals, net:
YRC National Transportation	$(2,404)	$(10,997)		$(102)	$(11,387)
YRC Regional Transportation	(1,086)	(188)		3,044	685
YRC Truckload	—	48		42	124
Corporate and other	61	(1)		199	(1)

Consolidated	$(3,429)	$(11,138)		$3,183	$(10,579)

Note: YRC Logistic segment reported as discontinued operations for all periods presented.

SUPPLEMENTAL INFORMATION

	September 30, 2010	December 31, 2009
Debt:

Term loan ($260,220 and $111,500 par values)	$261,019	$112,612
Revolving credit facility	149,880	329,119

Credit Agreement Debt	410,899	441,731
Asset backed securitization borrowings	122,788	146,285

Total Bank Debt	533,687	588,016
Lease financing obligations	328,640	318,892
Pension contribution deferral obligation	139,694	153,041
Contingent convertible senior notes	1,870	21,671
USF senior notes ($45,000 par value)	—	45,289
6% convertible senior notes ($69,410 par value)	55,319	—
Other	1,100	6,000

Total debt	1,060,310	1,132,909

Asset backed securitization borrowings	(122,788)	(146,285)
Current maturities of lease financing obligations	(3,000)	(2,671)
Current maturities of pension contribution deferral obligations	(81,500)	(20,500)
Current maturities of contingent convertible senior notes and other	(2,970)	(27,671)

Total current debt	(210,258)	(197,127)

Total long-term debt	850,052	935,782

Letters of credit
Credit facility	454,166	461,032
Asset backed securitization	72,180	77,180

Total letters of credit	$526,346	$538,212

SEGMENT STATISTICS

YRC Worldwide Inc. and Subsidiaries

(amounts in thousands except workdays and per unit data)

	YRC National Transportation
	3Q10	3Q09	2Q10	Y/Y %	Sequential %

Workdays	64.0	64.0	63.5

Total picked up basis revenue	$746,768	$834,742	$730,263	(10.5)	2.3
Total tonnage	1,747	2,008	1,714	(13.0)	2.0
Total tonnage per day	27.30	31.37	26.99	(13.0)	1.2
Total shipments	3,001	3,418	2,931	(12.2)	2.4
Total shipments per day	46.89	53.41	46.16	(12.2)	1.6
Total revenue/cwt.	$21.37	$20.79	$21.30	2.8	0.3
Total revenue/shipment	$249	$244	$249	1.9	(0.1)
Total weight/shipment	1,165	1,175	1,170	(0.9)	(0.4)

Reconciliation of operating revenue to total picked up basis revenue:

Operating revenue	$755,017	$849,304	$741,639
Change in revenue deferral and other	(8,249)	(14,562)	(11,376)

Total picked up basis revenue	$746,768	$834,742	$730,263

	YRC Regional Transportation
	3Q10	3Q09	2Q10	Y/Y %	Sequential %
Workdays	63.0	64.0	64.0

Total picked up basis revenue	$354,197	$338,597	$351,948	4.6	0.6
Total tonnage	1,734	1,617	1,725	7.2	0.5
Total tonnage per day	27.52	25.26	26.96	8.9	2.1
Total shipments	2,463	2,442	2,459	0.9	0.2
Total shipments per day	39.10	38.15	38.43	2.5	1.8
Total revenue/cwt.	$10.21	$10.47	$10.20	(2.5)	0.1
Total revenue/shipment	$144	$139	$143	3.7	0.5
Total weight/shipment	1,408	1,324	1,403	6.3	0.3

Reconciliation of operating revenue to total picked up basis revenue:

Operating revenue	$354,182	$338,777	$351,498
Change in revenue deferral and other	15	(180)	450

Total picked up basis revenue	$354,197	$338,597	$351,948

‘Total picked up basis revenue’ is a non-GAAP measure which is used to calculate statistical information above such as Total revenue/cwt. and Total revenue/shipment. The number of shipments and number of tons shown above are consistent with the ‘Total Picked up basis revenue.’ A reconciliation of ‘Total picked up basis revenue’ to the GAAP measure ‘Operating Revenue’ for each segment is shown above. ‘Total picked up basis revenue’ and the related statistical information provide relative benchmarks for the company’s volume and pricing performance and trends comparable to other LTL companies.